Exhibit 3.122

English Translation

ARTICLES OF ASSOCIATION

OF

KM 724 APS

Name

The company’s name is KM 724 ApS.

Registered office

The registered office of the company is in the City of Copenhagen.

Object

The object of the company is to carry on business, trade and industry and related services.

Capital

The share capital of the company is DKK 125,000 distributed on shares of DKK 100 or multiples thereof.

Any and all transfers of shares require prior consent from the executive board.

General meetings, powers, place and notice of meeting

The general meeting has the ultimate authority in all matters concerning the company within the limits laid down by law and by these Articles of Association.

The general meeting of the company will be held at the registered office of the company. The general meeting will be held each year within five months from the end of the financial year.

The general meeting will be convened by the executive board at not less than 8 days’ notice by ordinary letter or facsimile to all shareholders of the company.

The general meeting, agenda

The agenda shall be as follows:

The executive board’s report on the company’s activities during the past year.

Presentation and approval of the financial statements and consolidated financial statements, if any, with audit report and the annual report.

Resolution as to the appropriation of profits or the covering of losses according to the approved annual report.

Election of executive board.

Election of auditor.

General meetings, voting rights and resolutions

Each share of DKK 1 is entitled to one vote.

At general meetings, all resolutions are to be passed by a simple majority of votes, except for the situations in which a qualified majority is required under the Danish Companies Act.

Executive board

The shareholders will appoint an executive board consisting of 1 to 3 director(s) to be in charge of the overall management of the Company. The company does not have a board of directors.

Power to bind the company

The company is bound by the signature of a director.

Audit

The company’s accounts will be audited by one or two state-authorised or registered public accountants to be elected by the general meeting for one year at a time. Re-election may take place.

Financial year

The financial year of the company runs from 1 January to 31 December. The first financial year runs from the date of establishment on 5 October 1998 until 31 December 1999.

*******

The above Articles of Association were adopted based on the Memorandum of Association of 5 October 1998.

In the executive board:

Jørgen Byriel

VEDTÆGTER	ARTICLES OF ASSOCIATION
1. Navn	1. Name
1.1	1.1

Selskabets navn er GC Pan European Crossing Danmark ApS.	The name of the Company is GC Pan European Crossing Danmark ApS.
2. Hiemsted	2. Registered Office

Selskabets hjemsted er i Københavns kommune.	The registered office of the Company shall be in the municipality of Copenhagen .
3. Formål	3. Objects

Selskabets formål er konstruktion samt drift af telekommunikations netværk og installationer samt udførelse af telekommunikations tjenester i Danmark samt hermed beslægtet virksomhed.	The Objects of the Company are the construction and operation of telecommunication networks and installations and the provision of telecommunications services in Denmark and related business.
4. Selskabets kapital	4. The Company’s Share Capital

4.1	4.1

Selskabets indskudskapital udgør kr. 125.000,00 fordelt på anparter à kr. 100 eller multipla heraf.	The share capital of the Company equals DKK 125,000.00 divided into shares of DKK 100 each or any multiple hereof.

KROMANN & MONTER — LAW FIRM — 14 RADHUSPLADSEN — DK-1550 COPENHAGEN V — DENMARK

— TEL. +45 33 11 11 10 • FAX +45 33 11 90 28

4.2	4. 2

Indskudskapitalen er fuldt indbetalt.	The share capital has been fully paid-up.

4.3	4.3

Ved udvidelse af indskudskapitalen skal selskabets anpartshavere have ret til forholdsmæssig tegning af de nye anparter, medmindre generalforsamlingen ved særlig beslutning træffer anden bestemmelse.	In the event of an increase of the share capital, the Company’s shareholders shall be entitled to subscribe to the new shares in proportion to their shareholdings unless the General meeting decides otherwise by a special resolution.

5. Selskabets anparter	5. The Company’s Shares

5.1	5.1

Selskabets anpartshavere noteres i selskabets fortegnelse over anpartshavere.	The shareholders of the Company shall be recorded in the Company’s register of shareholders.

6. Generalforsamlingen, kompetence, sted oq indkaldelse	6. General Meeting of Shareholders, Authority, Place and Notice

6.1	6.1

Generalforsamlingen har den højeste myndighed i alle selskabets anliggender inden for de i lovgivningen og nærværende vedtægter fastsatte grænser.	Within the limits set by law and by these Articles of Association the General Meeting of Shareholders has the supreme authority in all matters relating to the Company.

6.2	6.2

Selskabets generalforsamlinger skal afholdes på selskabets hjemsted eller i København. Den ordinære generalforsamling skal afholdes hvert år inden 5 måneder efter regnskabsårets udløb.	The General Meetings shall be held at the registered office of the Company or in Copenhagen. The ordinary General Meeting shall be held each year not later than 5 months after the end of the accounting year.

6.3	6.3

Ekstraordinære generalforsamlinger skal afholdes, når direktionen eller revisor finder det hensigtsmæssigt. Ekstraordinære generalf orsamlinger skal indkaldes inden 14 dage, når det til behandling af et bestemt angivet emne skriftligt forlanges af anpartshavere, der ejer mindst 1/10 af anpartskapitalen.	Extraordinary General Meetings shall be held when found appropriate by the Management or by the auditor. Extraordinary General Meetings shall be convened within 14 days after having been requested in writing by shareholders representing at least 10 per cent of the share capital for the purpose of dealing with one or more specific matters.

6.4	6.4

Generalforsamlinger indkaldes af direktionen med mindst 8 dages og højst 4 ugers varsel ved almindeligt brev eller telefax til hver enkelt anpartshaver.	General Meetings shall be convened by the Management with not less than 8 days’ notice and not more than 4 weeks’ notice by letter or telefax to each individual shareholder.

6.5	6.5

Forslag fra anpartshaverne til behandling på generalforsamlingen må skriftligt være indgivet til direktionen i så god tid, at emnet kan optages på dagsordenen.	Proposals from the shareholders shall be submitted in writing to the Management in time to permit such proposals to be included in the agenda of the General Meeting.

7. Generalforsamlingren, dagsorden	7. General Meeting of Shareholders, Agenda

7.1	7.1

Senest 8 dage før generalforsamlingen skal dagsordenen og de fuldstændige forslag, der skal fremlægges for generalforsamlingen, og for den ordinære generalforsamlings vedkommende tillige årsregnskab med revisionspåtegning samt årsberetning og eventuelt koncernregnskab fremlægges på selskabets kontor til eftersyn for anpartshaverne. Det nævnte materiale tilsendes enhver noteret anpartshaver.	Not later than 8 days before the General Meeting the following shall be made available at the Company’s office for the inspection of the shareholders: The agenda and the complete proposals to be presented ot the General Meeting, and in case of the ordinary General Meeting also the annual accounts endorsed by auditor, the annual report and consolidated accounts, if any, for adoption. The said material shall be sent to each registered shareholder.

7.2	7.2

På den ordinære generalforsamling skal dagsordenen være følgende:	At the ordinary General Meeting the following business shall be transacted:

1. Direktionens beretning om selskabets virksomhed i det forløbne år.	1. Report of the Management on the Company’s activities during the past year.

2. Fremlæggelse af årsregnskab og eventuelt koncernregnskab med revisionspåtegning til godkendelse samt årsberetning.	2. Presentation of the annual accounts and consolidated accounts, if any, endorsed by auditor for approval and annual report.

3. Beslutning om anvendelse af overskud eller dækning af tab i henhold til det godkendte årsregnskab.	3. Decision as to the appropriation of profit or settlement of loss according to the adopted annual accounts.

4. Valg af direktion.	4. Election of members to the Management.

5. Valg af revisor.	5. Election of auditor.

6. Eventuelle forslag fra direktionen og/eller anpartshaverne.	6. Proposals from the Management and/or the shareholders, if any.

8. Generalforsamlingen, stemmeret	8. General Meeting of Shareholders, Voting Right

8.1	8.1

Hver anpart på kr. 100 giver én stemme. Hver af anpartshaverne er berettiget til at deltage i generalforsamlingen personligt, sammen med en rådgiver eller ved fuldmægtig, som kan udøve stemmeret på hans vegne mod forevisning af skriftlig og dateret fuldmagt, givet for ikke mere end et år.	Each share of DKK 100 entitles the holder to one vote. Each shareholder is entitled to attend the General Meeting personally, together with an advisor, or by proxy who may exercise the right to vote on behalf of the shareholder if he can produce a written and dated power of attorney, valid for not more than one year.

9. Generalforsamlingen, dirigent, beslutninger og protokol	9. General Meeting of Shareholders, Chairman, Resolutions and Minute-book

9.1	9.1

Generalforsamlingen vælger ved simpelt flertal en dirigent, der leder forhandlingerne og afgør alle spørgsmål vedrørende sagernes behandling og stemmeafgivning.	By simple majority of votes the General Meeting elects a chairman of the meeting to direct the discussions and to decide all questions regarding the procedure of the discussions and the voting.

9.2	9.2

På generalforsamlingen træffes alle beslutninger ved simpelt flertal, bortset fra de tilfælde, hvor Anpartsselskabsloven kræver kvalificeret flertal.	All resolutions at the General Meeting shall be adopted by simple majority of votes unless special majority of votes is required by the Private Companies Act.

9.3	9.3

Over forhandlingerne på generalforsamlingen skal der føres en protokol, der underskrives af dirigenten.	A brief account of the proceedings at the General Meeting shall be entered into a minute-book and signed by the chairman of the meeting.

9.4	9.4

Beslutninger kan traeffes uden afholdelse af generalforsamling eller uden iagttagelse af reglerne om fremgangsmåden ved afholdelse af generalforsamling, såfremt samtlige anpartshavere er enige herom. Alle beslutninger skal dog indføres i selskabets forhandlingsprotokol.	Resolutions may be adopted without holding of a General Meeting or without observing the rules of procedure in the holding of a General Meeting, if all shareholders agree hereto. However, all resolutions shall be entered into the Company’s minute-book.

10. Bestyrelse	10. Board of Directors

Selskabet skal ikke have nogen bestyrelse.	The Company shall have no Board of Directors.

11. Direktion	11. Management

11.1	11.1

Generalforsamlingen skal ansætte 1-3 direktører til at varetage den daglige ledelse af selskabets virksomhed.	The General Meeting shall appoint 1-3 registered managers in charge of the day-to-day operations of the Company.

11.2	11.2

I tilfælde af, at der ansættes flere direktører, ansættes én af dem som administrerende direktør.	When more than one manager is appointed, one of them shall be the General Manager.

12. Tegninqsregel	12. Authority to Bind the Company

Selskabet tegnes af et medlem af direktionen.	The Company is bound by one member of the Management.

13. Revision	13. Auditing

Selskabets regnskaber revideres af én eller to statsautoriserede eller registrerede revisorer, der vælges af den ordinære generalforsamling for et år ad gangen. Genvalg kan finde sted.	The auditing of the Company’s accounts shall be carried out by one or two chartered accountant(s) or registered accountant(s) elected by the General Meeting for one year at a time. Re-election may be made.

14. Regnskabsår	14. Accountinq Year

14.1	14.1

Selskabets regnskabsår skal være kalenderåret. Første regnskabsår løber fra den 5. oktober 1998 til den 31. december 1999.	The accounting year of the Company shall be kalenderåret. The first accounting year runs from 5 October 1998 to 31 December 1999.

14.2	14 .2

Årsregnskabet skal givet et retvisende billede af selskabets aktiver og passiver, dets økonomiske stilling samt resultat, jvf. Årsregnskabsloven.	The annual accounts shall give a true and fair view of company assets and liabilities, of its financial position, and of profit and loss, of. the Danish Companies Accounts Act.

**********	**********

Ovenstående vedtægter er blevet vedtaget på den ekstraordinære generalforsamling den 22. januar 1999.	The above Articles of Association have been adopted at the Extraordinary General Meeting held on 22 January 1999.

28.	January 1999

VEDTÆGTER	ARTICLES OF ASSOCIATION

1. Navn	1. Name

1.1	1.1

Selskabets navn er GC Pan European Crossing Danmark ApS.	The name of the Company is GC Pan European Crossing Danmark ApS.

2. Hjemsted	2. Registered Office

Selskabets hjemsted er i Københavns kommune.	The registered office of the Company shall be in the municipality of Copenhagen.

3. Formål	3. Objects

Selskabets formål er konstruktion samt drift af telekommunikations netværk og installationer samt udførelse af telekommunikations tjenester i Danmark samt hermed beslægtet virksomhed.	The Objects of the Company are the construction and operation of telecommunication networks and installations and the provision of telecommunications services in Denmark and related business.

4. Selskabets kapital	4. The Company’s Share Capital

4.1	4.1

Selskabets indskudskapital udgør kr. 15.125.000,00 fordelt på anparter à kr. 100 eller multipla heraf.	The share capital of the Company equals DKK 15,125,000.00 divided into shares of DKK 100 each or any multiple hereof.

4.2	4.2

Indskudskapitalen er fuldt indbetalt.	The share capital has been fully paid-up.

4.3	4 .3

Ved udvidelse af indskudskapitalen skal selskabets anpartshavere have ret til forholdsmæssig tegning af de nye anparter, medmindre generalforsamlingen ved særlig beslutning træffer anden bestemmelse.	In the event of an increase of the share capital, the Company’s shareholders shall be entitled to subscribe to the new shares in proportion to their shareholdings unless the General meeting decides otherwise by a special resolution.

5. Selskabets anparter	5. The Company’s Shares

5.1	5.1

Selskabets anpartshavere noteres i selskabets fortegnelse over anpartshavere.	The shareholders of the Company shall be recorded in the Company’s register of shareholders.

6. Generalforsamlingen, kompetence, sted og indkaldelse	6. General Meeting of Shareholders, Authority, Place and Notice

6.1	6.1

Generalforsamlingen har den højeste myndighed i alle selskabets anliggender inden for de i lovgivningen og nærværende vedtægter fastsatte grænser.	Within the limits set by law and by these Articles of Association the General Meeting of Shareholders has the supreme authority in all matters relating to the Company.

6.2	6.2

Selskabets generalforsamlinger skal afholdes på selskabets hjemsted eller i København. Den ordinære generalforsamling skal afholdes hvert år inden 5 måneder efter regnskabsårets udløb.	The General Meetings shall be held at the registered office of the Company or in Copenhagen. The ordinary General Meeting shall be held each year not later than 5 months after the end of the accounting year.

6.3	6.3

Ekstraordinære generalforsamlinger skal afholdes, når direktionen eller revisor finder det hensigtsmæssigt. Ekstraordinære generalforsamlinger skal indkaldes inden 14 dage, når det til behandling af et bestemt angivet emne skriftligt forlanges af anpartshavere, der ejer mindst 1/ 10 af anpartskapitalen.	Extraordinary General Meetings shall be held when found appropriate by the Management or by the auditor. Extraordinary General Meetings shall be convened within 14 days after having been requested in writing by shareholders representing at least 10 per cent of the share capital for the purpose of dealing with one or more specific matters.

6.4	6.4

Generalforsamlinger indkaldes af direktionen med mindst 8 dages og højst 4 ugers varsel ved almindeligt brev eller telefax til hver enkelt anpartshaver.	General Meetings shall be convened by the Management with not less than 8 days’ notice and not more than 4 weeks’ notice by letter or telefax to each individual shareholder.

6.5	6.5

Forslag fra anpartshaverne til behandling på generalforsamlingen må skriftligt være indgivet til direktionen i så god tid, at emnet kan optages på dagsordenen.	Proposals from the shareholders shall be submitted in writing to the Management in time to permit such proposals to be included in the agenda of the General Meeting.

7. Generalforsamlingen, dagsorden	7. General Meeting of Shareholders, Agenda

7.1	7.1

Senest 8 dage før generalforsamlingen skal dagsordenen og de fuldstændige forslag, der skal fremlægges for generalforsamlingen, og for den ordinære generalforsamlings vedkommende tillige årsregnskab med revisionspåtegning samt årsberetning og eventuelt koncernregnskab fremlægges på selskabets kontor til eftersyn for anpartshaverne. Det nævnte materiale tilsendes enhver noteret anpartshaver.	Not later than 8 days before the General Meeting the following shall be made available at the Company’s office for the inspection of the shareholders: The agenda and the complete proposals to be presented to the General Meeting, and in case of the ordinary General Meeting also the annual accounts endorsed by auditor, the annual report and consolidated accounts, if any, for adoption. The said material shall be sent to each registered shareholder.

7.2	7.2

På den ordinære generalforsamling skal dagsordenen være følgende:	At the ordinary General Meeting the following business shall be transacted:

1. Direktionens beretning om selskabets virksomhed i det forløbne år.	1. Report of the Management on the Company’s activities during the past year.

2. Fremlæggelse af årsregnskab og eventuelt koncernregnskab med revisionspåtegning til godkendelse samt årsberetning.	2. Presentation of the annual accounts and consolidated accounts, if any, endorsed by auditor for approval and annual report.

3. Beslutning om anvendelse af overskud eller dækning af tab i henhold til det godkendte årsregnskab.	3. Decision as to the appropriation of profit or settlement of loss according to the adopted annual accounts.

4. Valg af direktion.	4. Election of members to the Management.

5. Valg af revisor.	5. Election of auditor.

6. Eventuelle forslag fra direktionen og/eller anpartshaverne.	6. Proposals from the Management and/or the shareholders, if any.

8. Generalforsamlingen, stemmeret	8. General Meeting of Shareholders, Voting Right

8.1	8.1

Hver anpart på kr. 100 giver én stemme. Hver af anpartshaverne er berettiget til at deltage i generalforsamlingen personligt, sammen med en rådgiver eller ved fuldmægtig, som kan udøve stemmeret på hans vegne mod forevisning af skriftlig og dateret fuldmagt, givet for ikke mere end et år.	Each share of DKK 100 entitles the holder to one vote. Each shareholder is entitled to attend the General Meeting personally, together with an advisor, or by proxy who may exercise the right to vote on behalf of the shareholder if he can produce a written and dated power of attorney, valid for not more than one year.

9. Generalforsamlingen, dirigent, beslutninger og protokol	9. General Meeting of Shareholders, Chairman, Resolutions and Minute-book

9.1	9.1

Generalforsamlingen vælger ved simpelt flertal en dirigent, der leder forhandlingerne og afgør alle spørgsmål vedrørende sagernes behandling og stemmeafgivning.	By simple majority of votes the General Meeting elects a chairman of the meeting to direct the discussions and to decide all questions regarding the procedure of the discussions and the voting.

9.2	9.2

På generalforsamlingen træffes alle beslutninger ved simpelt flertal, bortset fra de tilfælde, hvor Anpartsselskabsloven kræver kvalificeret flertal.	All resolutions at the General Meeting shall be adopted by simple majority of votes unless special majority of votes is required by the Private Companies Act.

9.3	9.3

Over forhandlingerne på generalforsamlingen skal der føres en protokol, der underskrives af dirigenten.	A brief account of the proceedings at the General Meeting shall be entered into a minute-book and signed by the chairman of the meeting.

9.4	9.4

Beslutninger kan træffes uden afholdelse af generalforsamling eller uden iagttagelse af reglerne om fremgangsmåden ved afholdelse af generalforsamling, såfremt samtlige anpartshavere er enige herom. Alle beslutninger skal dog indføres i selskabets forhandlingsprotokol.	Resolutions may be adopted without holding of a General Meeting or without observing the rules of procedure in the holding of a General Meeting, if all shareholders agree hereto. However, all resolutions shall be entered into the Company’s minute-book.

10. Bestyrelse	10. Board of Directors

Selskabet skal ikke have nogen bestyrelse.	The Company shall have no Board of Directors.

11. Direktion	11. Management

11.1	11.1

Generalforsamlingen skal ansætte 1-3 direktører til at varetage den daglige ledelse af selskabets virksomhed.	The General Meeting shall appoint 1-3 registered managers in charge of the day-to-day operations of the Company.

11.2	11.2

I tilfælde af, at der ansættes flere direktører, ansættes én af dem som administrerende direktør.	When more than one manager is appointed, one of them shall be the General Manager.

12. Tegningsregel	12. Authority to Bind the Company

Selskabet tegnes af et medlem af direktionen.	The Company is bound by one member of the Management.

13. Revision	13. Auditing

Selskabets regnskaber revideres af én eller to statsautoriserede eller registrerede revisorer, der vælges af den ordinære generalforsamling for et år ad gangen. Genvalg kan finde sted.	The auditing of the Company’s accounts shall be carried out by one or two chartered accountant(s) or registered accountant(s) elected by the General Meeting for one year at a time. Re-election may be made.

14. Regnskabsår	14. Accounting Year

14.1	14.1

Selskabets regnskabsår skal være kalenderåret. Første regnskabsår løber fra den 5. oktober 1998 til den 31. december 1999.	The accounting year of the Company shall be kalenderåret. The first accounting year runs from 5 October 1998 to 31 December 1999.

14.2	14.2

Årsregnskabet skal givet et retvisende billede af selskabets aktiver og passiver, dets økonomiske stilling samt resultat, jvf. Årsregnskabsloven.	The annual accounts shall give a true and fair view of company assets and liabilities, of its financial position, and of profit and loss, cf. the Danish Companies Accounts Act.

**********	**********

Ovenstående vedtægter er blevet vedtaget på den ekstraordinære generalforsamling den 22. januar 1999. [ILLEGIBLE]	The above Articles of Association have been adopted at the Extraordinary General Meeting held on 22 January 1999.

VEDTÆGTER	ARTICLES OF ASSOCIATION

1. Navn	1. Name

1.1	1.1

Selskabets navn er GC Pan European Crossing Danmark ApS.	The name of the Company is GC Pan European Crossing Danmark ApS.

2. Hjemsted	2. Registered Office

Selskabets hjemsted er i Gladsaxe kommune.	The registered office of the Company shall be in the municipality of Gladsaxe.

3. Formål	3. Objects

Selskabets formål er konstruktion samt drift af telekommunikations netværk og installationer samt udførelse af telekommunikations tjenester i Danmark samt hermed beslægtet virksomhed.	The Objects of the Company are the construction and operation of telecommunication networks and installations and the provision of telecommunications services in Denmark and related business.

4. Selskabets kapital	4. The Company’s Share Capital

4.1	4.1

Selskabets indskudskapital udgør kr. 15.125.100,00 fordelt på anparter à kr. 100 eller multipla heraf.	The share capital of the Company equals DKK 15,125,100.00 divided into shares of DKK 100 each or any multiple hereof.

4.2	4.2

Indskudskapitalen erfuldt indbetalt.	The share capital has been fully paid-up.

4.3	4.3

Ved udvidelse af indskudskapitalen skal selskabets anpartshavere have ret til forholdsmæssig tegning af de nye anparter, medmindre generalforsamlingen ved særlig beslutning traeffer anden bestemmelse.	In the event of an increase of the share capital, the Company’s shareholders shall be entitled to subscribe to the new shares in proportion to their shareholdings unless the General meeting decides otherwise by a special resolution.

5. Selskabets anparter	5. The Company’s Shares

5.1	5.1

Selskabets anpartshavere noteres i selskabets fortegnelse over anpartshavere.	The shareholders of the Company shall be recorded in the Company’s register of shareholders.

6. Generalforsamlingen, kompetence, sted og indkaldelse	6. General Meeting of Shareholders, Authority, Place and Notice

6.1	6.1

Generalforsamlingen har den højeste myndighed i alle selskabets anliggender inden for de i lovgivningen og nærværende vedtægter fastsatte grænser.	Within the limits set by law and by these Articles of Association the General Meeting of Shareholders has the supreme authority in all matters relating to the Company.

6.2	6.2

Selskabets generalforsamlinger skal afholdes på selskabets hjemsted eller i København. Den ordinære generalforsamling skal afholdes hvert år inden 5 måneder efter regnskabsårets udløb.	The General Meetings shall be held at the registered office of the Company or in Copenhagen. The ordinary General Meeting shall be held each year not later than 5 months after the end of the accounting year.

2

6.3	6.3

Ekstraordinære generalforsamlinger skal afholdes, når bestyrelsen eller revisor finder det hensigtsmæssigt. Ekstraordinære generalforsamlinger skal indkaldes inden 14 dage, når det til behandling af et bestemt angivet emne skriftligt forlanges af anpartshavere, der ejer mindst 1/ 10 af anpartskapitalen.	Extraordinary General Meetings shall be held when found appropriate by the Board of Directors or by the auditor. Extraordinary General Meetings shall be convened within 14 days after having been requested in writing by shareholders representing at least 10 per cent of the share capital for the purpose of dealing with one or more specific matters.

6.4	6.4

Generalforsamlinger indkaldes af bestyrelsen med mindst 8 dages og højst 4 ugers varsel ved almindeligt brev eller telefax til hver enkelt anpartshaver.	General Meetings shall be convened by Board of Directors with not less than 8 days’ notice and not more than 4 weeks’ notice by letter or telefax to each individual shareholder.

6.5	6.5

Forslag fra anpartshaverne til behandling på generalforsamlingen må skriftligt være indgivet til bestyrelsen i så god tid, at emnet kan optages på dagsordenen.	Proposals from the shareholders shall be submitted in writing to the Board of Directors in time to permit such proposals to be included in the agenda of the General Meeting.

3

7. Generalforsamlingen, dagsorden	7. General Meeting of Shareholders, Agenda

7.1	7.1

Senest 8 dage før generalforsamlingen skal dagsordenen og de fuldstændige forslag, der skal fremlægges for generalforsamlingen, og for den ordinære generalforsamlings vedkommende tillige årsregnskab med revisionspåtegning samt årsberetning og eventuelt koncernregnskab fremlægges på selskabets kontor til eftersyn for anpartshaverne. Det nævnte materiale tilsendes enhver noteret anpartshaver.	Not later than 8 days before the General Meeting the following shall be made available at the Company’s office for the inspection of the shareholders: The agenda and the complete proposals to be presented ot the General Meeting, and in case of the ordinary General Meeting also the annual accounts endorsed by auditor, the annual report and consolidated accounts, if any, for adoption. The said material shall be sent to each registered shareholder.

7.2 På den ordinære generalforsamling skal dagsordenen være følgende:	7.2 At the ordinary General Meeting the following business shall be transacted:

1. Bestyrelsens beretning om selskabets virksomhed i det forløbne år.	1. Report of the Board of Directors on the Company’s activities during the past year.

1. Fremlæggelse af årsregnskab og eventuelt koncernregnskab med revisionspåtegning til godkendelse samt årsberetning.	2. Presentation of the annual accounts and consolidated accounts, if any, endorsed by auditor for approval and annual report.

2. Beslutning om anvendelse af overskud eller dækning af tab i henhold til det godkendte årsregnskab.	3. Decision as to the appropriation of profit or settlement of loss according to the adopted annual accounts.

3. Valg af bestyrelse.	4. Election of members to the Board of Directors.

4

4. Valg af revisor.	5. Election of auditor.

5. Eventuelle forslag fra bestyrelsen og/eller anpartshaverne.	6. Proposals from the Board of Directors and/or the shareholders, if any.

8. Generalforsamlingen, stemmeret	8. General Meeting of Shareholders, Voting Right

8.1	8.1

Hver anpart på kr. 100 giver én stemme. Hver af anpartshaverne er berettiget til at deltage i generalforsamlingen personligt, sammen med en rådgiver eller ved fuldmægtig, som kan udøve stemmeret på hans vegne mod forevisning af skriftlig og dateret fuldmagt, givet for ikke mere end et år.	Each share of DKK 100 entitles the holder to one vote. Each shareholder is entitled to attend the General Meeting personally, together with an advisor, or by proxy who may exercise the right to vote on behalf of the shareholder if he can produce a written and dated power of attorney, valid for not more than one year.

9. Generalforsamlingen, dirigent, beslutninger og protokol	9. General Meeting of Shareholders, Chairman, Resolutions and Minute-book

9.1	9.1

Generalforsamlingen vælger ved simpelt flertal en dirigent, der leder forhandlingerne og afgør alle spørgsmål vedrørende sagernes behandling og stemmeafgivning.	By simple majority of votes the General Meeting elects a chairman of the meeting to direct the discussions and to decide all questions regarding the procedure of the discussions and the voting.

5

9.2	9.2

På generalforsamlingen træffes alle beslutninger ved simpelt flertal, bortset fra de tilfælde, hvor Anpartsselskabsloven kræver kvalificeret flertal.	All resolutions at the General Meeting shall be adopted by simple majority of votes unless special majority of votes is required by the Private Companies Act.

9.3	9.3

Over forhandlingerne på generalforsamlingen skal der føres en protokol, der underskrives af dirigenten.	A brief account of the proceedings at the General Meeting shall be entered into a minute-book and signed by the chairman of the meeting.

9.4	9.4

Beslutninger kan træffes uden afholdelse af generalforsamling eller uden iagttagelse af reglerne om fremgangsmåden ved afholdelse af generalforsamling, såfremt samtlige anpartshavere er enige herom. Alle beslutninger skal dog indføres i selskabets forhandlingsprotokol.	Resolutions may be adopted without holding of a General Meeting or without observing the rules of procedure in the holding of a General Meeting, if all shareholders agree hereto. However, all resolutions shall be entered into the Company’s minute-book.

10. Bestyrelse og direktion	10. Board of Directors and Management

10.1	10.1

Selskabet ledes af en bestyrelse på 3-5 medlemmer valgt af generalforsamlingen for tiden indtil næste ordinære generalforsamling.	The Company shall be managed by a Board of Directors of 3-5 members elected at the General Meeting, the term being the period until the next ordinary General Meeting.

6

10.2	10.2

Bestyrelsen skal ved en forretningsorden træffe nærmere bestemmelse om udførelse af sit hverv.	The Board must draw up its own rules of procedure.

10.3	10.3

Bestyrelsen skal ansætte 1-3 direktører til at varetage den daglige ledelse af selskabets virksomhed.	The Board of Directors shall appoint 1-3 registered managers in charge of the day-to-day operations of the Company.

10.4	10.4

I tilfælde af, at der ansættes flere direktører, ansættes én af dem som administrerende direktør.	When more than one manager is appointed, one of them shall be the General Manager.

11. Tegningsregel	11. Authority to Bind the Company

Selskabet tegnes af den samlede bestyrelse eller af et bestyrelsesmedlem i forening med en direktør.	The company is bound by the joint signature of all members of the Board of Directors or by the joint signature of one member of the Board of Directors together with a Manager.

12. Revision	12. Auditing

Selskabets regnskaber revideres af én eller to statsautoriserede eller registrerede revisorer, der vælges af den ordinære generalforsamling for et år ad gangen. Genvalg kan finde sted.	The auditing of the Company’s accounts shall be carried out by one or two chartered accountant(s) or registered accountant(s) elected by the General Meeting for one year at a time. Re-election may be made.

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13. Regnskabsår	13. Accounting Year

13.1	13.1

Selskabets regnskabsår skal være kalenderåret. Første regnskabsår løber fra den 5. oktober 1998 til den 31. december 1999.	The accounting year of the Company shall be kalenderåret. The first accounting year runs from 5 October 1998 to 31 December 1999.

13.2	13.2

Årsregnskabet skal givet et retvisende billede af selskabets aktiver og passiver, dets økonomiske stilling samt resultat, jvf. Årsregnskabsloven.	The annual accounts shall give a true and fair view of company assets and liabilities, of its financial position, and of profit and loss, cf. the Danish Companies Accounts Act.

**********	**********

Ovenstående vedtægter er blevet vedtaget på den ekstraordinære generalforsamling den 22. januar 1999. Vedtægterne er ændret på den ekstraordinære generalforsamlinger den 28. april 2000, på den ekstraordinære generalforsamling afholdet 29. juni 2000 og på den ekstraordinære generalforsamling afholdt 22. december 2000.

The above Articles of Association have been adopted at the Extraordinary General Meeting held on 22 January 1999. The Articles of Association have been amended at the Extraordinary General Meeting held 28 April 2000, at the extraordinary general meeting held 23 June 2000 and at the general meeting held 22 December 2000.

22. december 2000

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VEDTÆGTER	ARTICLES OF ASSOCIATION

1. Navn	1. Name

1.1	1.1

Selskabets navn er GC Pan European Crossing Danmark ApS.	The name of the Company is GC Pan European Crossing Danmark ApS.

2. Hjemsted	2. Registered Office

Selskabets hjemsted er i Gladsaxe kommune.	The registered office of the Company shall be in the municipality of Gladsaxe.

3. Formål	3. Objects

Selskabets formål er konstruktion samt drift af telekommunikations netværk og installationer samt udførelse af telekommunikations tjenester i Danmark samt hermed beslægtet virksomhed.	The Objects of the Company are the construction and operation of telecommunication networks and installations and the provision of telecommunications services in Denmark and related business.

4. Selskabets kapital	4. The Company’s Share Capital

4.1	4.1

Selskabets indskudskapital udgør kr. 15.125.100,00 fordelt på anparter à kr. 100 eller multipla heraf.	The share capital of the Company equals DKK 15,125,100.00 divided into shares of DKK 100 each or any multiple hereof.

4.2	4.2

Indskudskapitalen er fuldt indbetalt.	The share capital has been fully paid-up.

4.3	4.3

Ved udvidelse af indskudskapitalen skal selskabets anpartshavere have ret til forholdsmæssig tegning af de nye anparter, medmindre generalforsamlingen ved særlig beslutning træffer anden bestemmelse.	In the event of an increase of the share capital, the Company’s shareholders shall be entitled to subscribe to the new shares in proportion to their shareholdings unless the General meeting decides otherwise by a special resolution.

5. Selskabets anparter	5. The Company’s Shares

5.1	5.1

Selskabets anpartshavere noteres i selskabets fortegnelse over anpartshavere.	The shareholders of the Company shall be recorded in the Company’s register of shareholders.

6. Generalforsamlinaen, kompetence, sted og indkaldelse	6. General Meeting of Shareholders, Authority, Place and Notice

6.1	6.1

Generalforsamlingen har den højeste myndighed i alle selskabets anliggender Inden for de i lovgivningen og nærværende vedtægter fastsatte grænser.	Within the limits set by law and by these Articles of Association the General Meeting of Shareholders has the supreme authority in all matters relating to the Company.

6.2	6.2

Selskabets generalforsamlinger skal afholdes på selskabets hjemsted eller i København. Den ordinære generalforsamling skal afholdes hvert år inden 5 måneder efter regnskabsårets udløb.	The General Meetings shall be held at the registered office of the Company or in Copenhagen. The ordinary General Meeting shall be held each year not later than 5 months after the end of the accounting year.

6.3	6.3

Ekstraordinære generalforsamlinger skal afholdes, når bestyrelsen eller revisor finder det hensigtsmæssigt. Ekstraordinære generalforsamlinger skal indkaldes inden 14 dage, når det til behandling af et bestemt angivet emne skriftligt forlanges af anpartshavere, der ejer mindst 1/10 af anpartskapitalen.	Extraordinary General Meetings shall be held when found appropriate by the Board of Directors or by the auditor. Extraordinary General Meetings shall be convened within 14 days after having been requested in writing by shareholders representing at least 10 per cent of the share capital for the purpose of dealing with one or more specific matters.

6.4	6.4

Generalforsamlinger indkaldes af bestyrelsen med mindst 8 dages og håjst 4 ugers varsel ved almindeligt brev eller telefax til hver enkelt anpartshaver.	General Meetings shall be convened by Board of Directors with not less than 8 days’ notice and not more than 4 weeks’ notice by letter or telefax to each individual shareholder.

6.5	6.5

Forslag fra anpartshaverne til behandling på generalforsamlingen må skriftligt være indgivet til bestyrelsen i så god tid, at emnet kan optages på dagsordenen.	Proposals from the shareholders shall be submitted in writing to the Board of Directors in time to permit such proposals to be included in the agenda of the General Meeting.

7. Generalforsamlingen, dagsorden	7, General Meeting of Shareholders, Agenda

7.1	7.1

Senest 8 dage før generalforsamlingen skal dagsordenen og de fuldstændige forslag, der skal fremlægges for generalforsamlingen, og for den ordinære generalforsamlings vedkommende tillige årsregnskab med revisionspåtegning samt årsberetning og eventuelt koncernregnskab fremlægges på selskabets kontor til eftersyn for anpartshaverne. Det nævnte materiale tilsendes enhver noteret anpartshaver.	Not later than 8 days before the General Meeting the following shall be made available at the Company’s office for the inspection of the shareholders: The agenda and the complete proposals to be presented ot the General Meeting, and in case of the ordinary General Meeting also the annual accounts endorsed by auditor, the annual report and consolidated accounts, if any, for adoption. The said material shall be sent to each registered shareholder.

7.2	7.2

På den ordinære generalforsamling skal dagsordenen være følgende:	At the ordinary General Meeting the following business shall be transacted:

1. Bestyrelsens beretning om selskabets virksomhed i det forløbne år.	1. Report of the Board of Directors on the Company’s activities during the past year.

1. Fremlæggelse af årsregnskab og eventuelt koncernregnskab med revisionspåtegning til godkendelse samt årsberetning.	2. Presentation of the annual accounts and consolidated accounts, if any, endorsed by auditor for approval and annual report.

2. Beslutning om anvendelse af overskud eller dækning af tab i henhold til det godkendte arsregnskab.	3. Decision as to the appropriation of profit or settlement of loss according to the adopted annual accounts.

3. Valg af bestyrelse.	4. Election of members to the Board of Directors.

4. Valg af revisor.	5. Election of auditor.

5. Eventuelle forslag fra bestyrelsen og/eller anpartshaverne.	6. Proposals from the Board of Directors and/or the shareholders, if any.

8. Generalforsamlingen, stemmeret	8. General Meeting of Shareholders, Voting Right

8.1	8.1

Hver anpart på kr. 100 giver én stemme. Hver af anpartshaverne er berettiget til at deltage i generalforsamlingen person-ligt, sammen med en rådgiver eller ved fuldmægtig, som kan udøve stemmeret på hans vegne mod forevisning af skrift-lig og dateret fuldmagt, givet for ikke mere end et år.	Each share of DKK 100 entitles the holder to one vote. Each shareholder is entitled to attend the General Meeting personally, together with an advisor, or by proxy who may exercise the right to vote on behalf of the shareholder if he can produce a written and dated power of attorney, valid for not more than one year.

9. Generalforsamlingen, dirigent, be-slutninger og protokol	9. General Meeting of Shareholders, Chairman, Resolutions and Minute-book

9.1	9.1

Generalforsamlingen vælger ved simpelt flertal en dirigent, der leder forhandlingerne og afgør alle spørgsmål vedrøren-de sagernes behandling og stemmeaf-givning.	By simple majority of votes the General Meeting elects a chairman of the meeting to direct the discussions and to decide all questions regarding the procedure of the discussions and the voting.

9.2	9.2

På generalforsamlingen træffes alle beslutninger ved simpelt flertal, bortset fra de tilfælde, hvor Anpartsselskabsloven kræver kvalificeret flertal.	All resolutions at the General Meeting shall be adopted by simple majority of votes unless special majority of votes is required by the Private Companies Act.

9.3	9.3

Over forhandlingerne på generalforsamlingen skal der føres en protokol, der un-derskrives af dirigenten.	A brief account of the proceedings at the General Meeting shall be entered into a minute-book and signed by the chairman of the meeting.

9.4	9.4

Beslutninger kan træffes uden afholdelse af generalforsamling eller uden iagtta-gelse af reglerne om fremgangsmåden ved afholdelse af generalforsamling, såfremt samtlige anpartshavere er enige herom. Alle beslutninger skal dog indføres i selskabets forhandlingsprotokol.	Resolutions may be adopted without holding of a General Meeting or without observing the rules of procedure in the holding of a General Meeting, if all shareholders agree hereto. However, all resolutions shall be entered into the Company’s minute-book.

10. Bestyrelse og direktion	10. Board of Directors and Management

10.1	10.1

Selskabet ledes af en bestyrelse på 3-5 medlemmer valgt af generalforsamlingen for tiden indtil næste ordinære generalforsamling.	The Company shall be managed by a Board of Directors of 3-5 members elected at the General Meeting, the term being the period until the next ordinary General Meeting.

10.2	10.2

Bestyrelsen skal ved en forretningsorden træffe nærmere bestemmelse om udførelse af sit hverv.	The Board must draw up its own rules of procedure.

10.3	10.3

Bestyrelsen skal ansætte 1-3 direktører til at varetage den daglige ledelse af selskabets virksomhed.	The Board of Directors shall appoint 1-3 registered managers in charge of the day-to-day operations of the Company.

10.4	10.4

I tilfælde af, at der ansættes flere direktører, ansættes én af dem som admini-strerende direktør.	When more than one manager is appointed, one of them shall be the General Manager.

11. Teaningsregel	11. Authority to Bind the Company

Selskabet tegnes af den samlede bestyrelse, af to bestyrelsesmedlemmmer i forening eller af en direktør.	The company is bound by the joint signature of all members of the Board of Directors or by the joint signature of two members of the Board of Directors or by a Manager.

12. Revision	12. Auditing

Selskabets regnskaber revideres af én eller to statsautoriserede eller registrerede revisorer, der vælges af den ordinære generalforsamling for et år ad gangen. Genvalg kan finde sted.	The auditing of the Company’s accounts shall be carried out by one or two chartered accountant(s) or registered accountant(s) elected by the General Meeting for one year at a time. Re-election may be made.

13. Regnskabsår	13. Accounting Year

13.1	13.1

Selskabets regnskabsår skal være kalenderåret. Første regnskabsår løber fra den 5. oktober 1998 til den 31, december 1999.	The accounting year of the Company shall be kalenderåret. The first accounting year runs from 5 October 1998 to 31 December 1999.

13.2	13.2

Årsregnskabet skal givet et retvisende billede af selskabets aktiver og passiver, dets økonomiske stilling samt resultat, jvf. Årsregnskabsloven.	The annual accounts shall give a true and fair view of company assets and liabilities, of its financial position, and of profit and loss, cf. the Danish Companies Accounts Act.

**********	**********

Ovenstående vedtcegter er blevet vedtaget på den ekstraordinære generalforsamling den 22. januar 1999. Vedtæg-	The above Articles of Association have been adopted at the Extraordinary General Meeting held on 22 January 1999. The

feme er ændret på de ekstraordinære generalforsamlinger afholdt den 28. april 2000, 29. juni 2000, 22. december 2000 og 21. juni 2001.	Articles of Association have been amended at the Extraordinary General Meetings held 28 April 2000, 23 June 2000, 22 December 2000 and 21 June 2001.

VEDTÆGTER	ARTICLES OF ASSOCIATION

1. Navn	1. Name
1.1	1.1
Selskabets navn er GC Pan European Crossing Danmark ApS.	The name of the Company is GC Pan European Crossing Danmark ApS.

2. Hjemsted	2. Registered Office

Selskabets hjemsted er i Gladsaxe kommune.	The registered office of the Company shall be in the municipality of Gladsaxe.

3. Formål	3. Objects

Selskabets formål er konstruktion samt drift af telekommunikations netværk og installationer samt udførelse af telekommunikations tjenester i Danmark samt hermed beslægtet virksomhed.	The Objects of the Company are the construction and operation of telecommunication networks and installations and the provision of telecommunications services in Denmark and related business.

4. Selskabets kapital	4. The Company’s Share Capital

4.1	4.1

Selskabets indskudskapital udgør kr. 310.000,00 fordelt på anparter à kr. 100 eller multipla heraf.	The share capital of the Company equals DKK 310,000.00 divided into shares of DKK 100 each or any multiple hereof.

4.2	4.2

Indskudskapitalen er fuldt indbetalt.	The share capital has been fully paid-up.

4.3	4.3

Ved udvidelse af indskudskapitalen skal selskabets anpartshavere have ret til forholdsmaessig tegning af de nye anparter, medmindre generalforsamlingen ved særlig beslutning træffer anden bestemmelse.	In the event of an increase of the share capital, the Company’s shareholders shall be entitled to subscribe to the new shares in proportion to their shareholdings unless the General meeting decides otherwise by a special resolution.

5. Selskabets anparter	5. The Company’s Shares
5.1	5.1
Selskabets anpartshavere noteres i selskabets fortegnelse over anpartshavere.	The shareholders of the Company shall be recorded in the Company’s register of shareholders.

6. Generalforsamlingen, kompetence, sted og indkaldelse	6. General Meeting of Shareholders, Authority, Place and Notice

6.1	6.1

Generalforsamlingen har den højeste myndighed i alle selskabets anliggender inden for de i lovgivningen og nærværende vedtægter fastsatte grænser.	Within the limits set by law and by these Articles of Association the General Meeting of Shareholders has the supreme authority in all matters relating to the Company.

6.2	6.2

Selskabets generalforsamlinger skal afholdes på selskabets hjemsted eller i Kø-benhavn. Den ordinære generalforsamling skal afholdes hvert år inden 5 måneder efter regnskabsårets udløb.	The General Meetings shall be held at the registered office of the Company or in Copenhagen. The ordinary General Meeting shall be held each year not later than 5 months after the end of the accounting year.

6.3	6.3

Ekstraordinære generalforsamlinger skal afholdes, når bestyrelsen eller revisor finder det hensigtsmæssigt. Ekstraordinaere generalforsamlinger skal indkaldes inden 14 dage, når det til behandling af et be-stemt angivet emne skriftligt forlanges af anpartshavere, der ejer mindst 1/10 af anpartskapitalen.	Extraordinary General Meetings shall be held when found appropriate by the Board of Directors or by the auditor. Extraordinary General Meetings shall be convened within 14 days after having been requested in writing by shareholders representing at least 10 per cent of the share capital for the purpose of dealing with one or more specific matters.

6.4	6.4

Generalforsamlinger indkaldes af bestyrelsen med mindst 8 dages og højst 4 ugers varsel ved almindeligt brev eller telefax til hver enkelt anpartshaver.	General Meetings shall be convened by Board of Directors with not less than 8 days’ notice and not more than 4 weeks’ notice by letter or telefax to each individual shareholder.

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6.5	6.5
Forslag fra anpartshaverne til behandling på generalforsamlingen må skriftligt være indgivet til bestyrelsen i så god tid, at emnet kan optages på dagsordenen.	Proposals from the shareholders shall be submitted in writing to the Board of Directors in time to permit such proposals to be included in the agenda of the General Meeting.

7. Generalforsamlingen, dagsorden	7. General Meeting of Shareholders, Agenda

7.1	7.1

Senest 8 dage før generalforsamlingen skal dagsordenen og de fuldstændige forslag, der skal fremlægges for generalforsamlingen, og for den ordinære generalforsamlings vedkommende tillige årsregnskab med revisionspåtegning samt årsberetning og eventuelt koncernregnskab fremlægges pa selskabets kontor til eftersyn for anpartshaverne. Det nævnte materiale tilsendes enhver noteret anpartshaver.	Not later than 8 days before the General Meeting the following shall be made available at the Company’s office for the inspection of the shareholders: The agenda and the complete proposals to be presented ot the General Meeting, and in case of the ordinary General Meeting also the annual accounts endorsed by auditor, the annual report and consolidated accounts, if any, for adoption. The said material shall be sent to each registered shareholder.

7.2	7.2

På den ordinære generalforsamling skal dagsordenen være følgende:	At the ordinary General Meeting the following business shall be transacted:

1. Bestyrelsens beretning om selskabets virksomhed i det førlabne ar.	1. Report of the Board of Directors on the Company’s activities during the past year.

1. Fremlæggelse af årsregnskab og eventuelt koncernregnskab med revisionspåtegning til godkendelse samt årsberetning.	2. Presentation of the annual accounts and consolidated accounts, if any, endorsed by auditor for approval and annual report.

2. Beslutning om anvendelse af overskud eller dækning af tab i henhold til det godkendte årsregnskab.	3. Decision as to the appropriation of profit or settlement of loss according to the adopted annual accounts.

3. Valg af bestyrelse.	4. Election of members to the Board of Directors.

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4. Valg af revisor.	5. Election of auditor.

5. Eventuelle forslag fra bestyrelsen og/eller anpartshaverne.	6. Proposals from the Board of Directors and/or the shareholders, if any.
8. Generalforsamlingen, stemmeret	8, General Meeting of Shareholders, Voting Right

8.1	8.1

Hver anpart på kr. 100 giver én stemme. Hver af anpartshaverne er berettiget til at deltage i generalforsamlingen personligt, sammen med en rådgiver eller ved fuldmægtig, som kan udøve stemmeret på hans vegne mod forevisning af skriftlig og dateret fuldmagt, givet for ikke mere end et år.	Each share of DKK 100 entitles the holder to one vote. Each shareholder is entitled to attend the General Meeting personally, together with an advisor, or by proxy who may exercise the right to vote on behalf of the shareholder if he can produce a written and dated power of attorney, valid for not more than one year.

9. Generalforsamlingen, dirigent, beslutninger og protokol	9. General Meeting of Shareholders, Chairman, Resolutions and Minute-book

9.1	9.1

Generalforsamlingen vælger ved simpelt flertal en dirigent, der leder forhandlingerne og afgør alle spørgsmål vedrørende sagernes behandling og stemmeafgivning.	By simple majority of votes the General Meeting elects a chairman of the meeting to direct the discussions and to decide all questions regarding the procedure of the discussions and the voting.

9.2	9.2

På generalforsamlingen træffes alle beslutninger ved simpelt flertal, bortset fra de tilfælde, hvor Anpartsselskabsloven kræver kvalificeret flertal.	All resolutions at the General Meeting shall be adopted by simple majority of votes unless special majority of votes is required by the Private Companies Act.

9.3	9.3

Over forhandlingerne på generalforsamlingen skal der føres en protokol, der underskrives af dirigenten.	A brief account of the proceedings at the General Meeting shall be entered into a minute-book and signed by the chairman of the meeting.

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9.4	9.4

Beslutninger kan træffes uden afholdelse af generalforsamling eller uden iagttagelse af reglerne om fremgangsmåden ved afholdelse af generalforsamling, såfremt samtlige anpartshavere er enige herom. Alle beslutninger skal dog indføres i selskabets forhandlingsprotokol.	Resolutions may be adopted without holding of a General Meeting or without observing the rules of procedure in the holding of a General Meeting, if all shareholders agree hereto. However, all resolutions shall be entered into the Company’s minute-book.

10. Bestyrelse og direktion	10. Board of Directors and Management

10.1	10.1

Selskabet ledes af en bestyrelse på 3-5 medlemmer valgt af generalforsamlingen for tiden indtil næste ordinære generalforsamling.	The Company shall be managed by a Board of Directors of 3-5 members elected at the General Meeting, the term being the period until the next ordinary General Meeting.

10.2	10.2

Bestyrelsen skal ved en forretningsorden træffe nærmere besternmelse orn udførelse af sit hverv.	The Board must draw up its own rules of procedure.

10.3	10.3

Bestyrelsen skal ansætte 1-3 direktører til at varetage den daglige ledelse af selskabets virksomhed.	The Board of Directors shall appoint 1-3 registered managers in charge of the day-to-day operations of the Company.

10.4	10.4

I tilfælde af, at der ansættes flere direktører, ansættes én af dem som administrerende direktør.	When more than one manager is appointed, one of them shall be the General Manager.

11. Tegningsregel	11. Authority to Bind the Company

Selskabet tegnes af den samlede bestyrelse, af to bestyrelsesmedlemmmer i forening eller af en direktør.	The company is bound by the joint signature of all members of the Board of Directors or by the joint signature of two members of the Board of Directors or by a Manager.

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12. Revision	12. Auditing

Selskabets regnskaber revideres af én eller to statsautoriserede eller registrerede revisorer, der vælges af den ordinære generalforsamling for et år ad gangen. Genvalg kan finde sted.	The auditing of the Company’s accounts shall be carried out by one or two chartered accountant(s) or registered accountant(s) elected by the General Meeting for one year at a time. Re-election may be made.

13. Regnskabsår	13. Accounting Year

13.1	13.1

Selskabets regnskabsår skal være kalenderåret. Første regnskabsår løber fra den 5. oktober 1998 til den 31. december 1999.	The accounting year of the Company shall be kalenderåret. The first accounting year runs from 5 October 1998 to 31 December 1999.

13.2	13.2

Årsregnskabet skal givet et retvisende billede af selskabets aktiver og passiver, dets økonomiske stilling samt resultat, jvf. Årsregnskabsloven.	The annual accounts shall give a true and fair view of company assets and liabilities, of its financial position, and of profit and loss, cf. the Danish Companies Accounts Act.

**********	**********

Ovenstående vedtægter er blevet vedtaget på den ekstraordinære generalforsamling den 22. januar 1999. Vedtægterne er ændret på de ekstraordinære generalforsamlinger afholdt den 28. april 2000, 29. juni 2000, 22. december 2000, 21. juni 2001 og 31. december 2004	The above Articles of Association have been adopted at the Extraordinary General Meeting held on 22 January 1999. The Articles of Association have been amended at the Extraordinary General Meetings held 28 April 2000, 23 June 2000, 22 December 2000, 21 June 2001 and 31 December 2004.

Hans Abildstrøm, attorney

DLA Nordic, Ved Stranden 18, DK-1012 Copenhagen K

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VEDTÆGTER	ARTICLES OF ASSOCIATION
1. Navn	1. Name
1.1. Selskabets navn er Global Crossing Danmark ApS.	1.1. The name of the Company is Global Crossing Danmark ApS.

2. Hjemsted	2. Registered Office

2.1. Selskabets hjemsted er i Gladsaxe kommune.	2.1. The registered office of the Company shall be in the municipality of Gladsaxe.

3. Formål	3. Objects

3.1. Selskabets formål er konstruktion samt drift af telekommunikations netværk og installationer samt udførelse af telekommunikations tjenester i Danmark samt hermed beslægtet virksomhed.	3.1. The Objects of the Company are the construction and operation of telecommunication networks and installations and the provision of telecommunications services in Denmark and related business.

4. Selskabets kapital	4. The Company’s Share Capital

4.1. Selskabets indskudskapital udgør kr. 310.000,00 fordelt på anparter à kr. 100 eller multipla heraf.	4.1. The share capital of the Company equals DKK 310,000.00 divided into shares of DKK 100 each or any multiple hereof.

4.2. Indskudskapitalen er fuldt indbetalt.	4.2. The share capital has been fully paid-up.

4.3.      Ved udvidelse af indskudskapitalen skal selskabets anpartshavere have ret til forholdsmæssig tegning af de nye anparter, medmindre generalforsamlingen ved særlig beslutning træffer anden bestemmelse.

4.3.      In the event of an increase of the share capital, the Company’s shareholders shall be entitled to subscribe to the new shares in proportion to their shareholdings unless the General meeting decides otherwise by a special resolution.

5. Selskabets anparter.	5. The Company’s Shares

5.1. Selskabets anpartshavere noteres i selskabets fortegnelse over anpartshavere.	5.1. The shareholders of the Company shall be recorded in the Company’s register of shareholders.

6. Generalforsamlingen, kompetence, sted og indkaldelse	6. General Meeting of Shareholders, Authority, Place and Notice

6.1. Generalforsamlingen har den højeste myndighed i alle selskabets anliggender inden for de i lovgivningen og nærværende vedtægter fastsatte grænser.	6.1. Within the limits set by law and by these Articles of Association the General Meeting of Shareholders has the supreme authority in all matters relating to the Company.

6.2. Selskabets generalforsamlinger skal afholdes på selskabets hjemsted eller i København. Den ordinære generalforsamling skal afholdes hvert år inden 5 måneder efter regnskabsårets udløb.	6.2. The General Meetings shall be held at the registered office of the Company or in Copenhagen. The ordinary General Meeting shall be held each year not later than 5 months after the end of the accounting year.

6.3. Ekstraordinære generalforsamlinger skal afholdes, når bestyrelsen eller revisor finder det hensigtsmæssigt. Ekstraordinære generalforsamlinger skal indkaldes inden 14 dage, når det til behandling af et bestemt angivet emne skriftligt forlanges af anpartshavere, der ejer mindst 1/10 af anpartskapitalen.	6.3. Extraordinary General Meetings shall be held when found appropriate by the Board of Directors or by the auditor. Extraordinary General Meetings shall be convened within 14 days after having been requested in writing by shareholders representing at least 10 per cent of the share capital for the purpose of dealing with one or more specific matters.

6.4. Generalforsamlinger indkaldes af bestyrelsen med mindst 8 dages og højst 4 ugers varsel ved almindeligt brev eller telefax til hver enkelt anpartshaver.	6.4. General Meetings shall be convened by Board of Directors with not less than 8 days’ notice and not more than 4 weeks’ notice by letter or telefax to each individual shareholder.

6.5. Forslag fra anpartshaverne til behandling på generalforsamlingen må skriftligt være indgivet til bestyrelsen i så god tid, at emnet kan optages på dagsordenen.	6.5. Proposals from the shareholders shall be submitted in writing to the Board of Directors in time to permit such proposals to be included in the agenda of the General Meeting.

7. Generalforsamlingen, dagsorden	7. General Meeting of Shareholders, Agenda

7.1. Senest 8 dage før generalforsamlingen skal dagsordenen og de fuldstændige forslag, der skal fremlægges for generalforsamlingen, og for den ordinære generalforsamlings vedkommende tillige årsregnskab med revisionspåtegning samt årsberetning og eventuelt koncernregnskab fremlægges på selskabets kontor til eftersyn for anpartshaverne. Det nævnte materiale tilsendes enhver noteret anpartshaver.	7.1. Not later than 8 days before the General Meeting the following shall be made available at the Company’s office for the inspection of the shareholders: The agenda and the complete proposals to be presented at the General Meeting, and in case of the ordinary General Meeting also the annual accounts endorsed by auditor, the annual report and consolidated accounts, if any, for adoption. The said material shall be sent to each registered shareholder.

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7.2. På den ordinære generalforsamling skal dagsordenen være følgende:	7.2. At the ordinary General Meeting the following business shall be transacted:
1. Bestyrelsens beretning om selskabets virksomhed i det forløbne år.	1. Report of the Board of Directors on the Company’s activities during the past year.

2. Fremlæggelse af årsregnskab og eventuelt koncernregnskab med revisionspåtegning til godkendelse samt årsberetning.	2. Presentation of the annual accounts and consolidated accounts, if any, endorsed by auditor for approval and annual report.

3. Beslutning om anvendelse af overskud eller dækning af tab i henhold til det godkendte årsregnskab.	3. Decision as to the appropriation of profit or settlement of loss according to the adopted annual accounts.

4. Valg af bestyrelse.	4. Election of members to the Board of Directors.

5. Valg af revisor.	5. Election of auditor.

6. Eventuelle forslag fra bestyrelsen og/eller anpartshaverne.	6. Proposals from the Board of Directors and/or the shareholders, if any.

8. Generalforsamlingen, stemmeret	8. General Meeting of Shareholders,Voting Right

8.1. Hver anpart på kr. 100 giver én stemme. Hver af anpartshaverne er berettiget til at deltage i generalforsamlingen personligt, sammen med en rådgiver eller ved fuldmægtig, som kan udøve stemmeret på hans vegne mod forevisning af skriftlig og dateret fuldmagt, givet for ikke mere end et år.	8.1. Each share of DKK 100 entitles the holder to one vote. Each shareholder is entitled to attend the General Meeting personally, together with an advisor, or by proxy who may exercise the right to vote on behalf of the shareholder if he can produce a written and dated power of attorney, valid for not more than one year.

9. Generalforsamlingen, dirigent, beslutninger og protokol	9. General Meeting of Shareholders, Chairman, Resolutions and Minute-book

9.1. Generalforsamlingen vælger ved simpelt flertal en dirigent, der leder forhandlingerne og afgør alle spørgsmål vedrørende sagernes behandling og stemmeafgivning.	9.1. By simple majority of votes the General Meeting elects a chairman of the meeting to direct the discussions and to decide all questions regarding the procedure of the discussions and the voting.

9.2. På generalforsamlingen træffes alle beslutninger ved simpelt flertal, bortset fra de tilfælde, hvor Anpartsselskabsloven kræver kvalificeret flertal.	9.2. All resolutions at the General Meeting shall be adopted by simple majority of votes unless special majority of votes is required by the Private Companies Act.

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9.3. Over forhandlingerne på generalforsamlingen skal der føres en protokol, der underskrives af dirigenten.	9.3. A brief account of the proceedings at the General Meeting shall be entered into a minute-book and signed by the chairman of the meeting.
9.4. Beslutninger kan træffes uden afholdelse af generalforsamling eller uden iagttagelse af reglerne om fremgangsmåden ved afholdelse af generalforsamling, såfremt samtlige anpartshavere er enige herom. Alle beslutninger skal dog indføres i selskabets forhandlingsprotokol.	9.4. Resolutions may be adopted without holding of a General Meeting or without observing the rules of procedure in the holding of a General Meeting, if all shareholders agree hereto. However, all resolutions shall be entered into the Company’s minute-book.

10. Bestyrelse og direktion	10. Board of Directors and Management

10.1. Selskabet ledes af en bestyrelse på 3-5 medlemmer valgt af generalforsamlingen for tiden indtil næste ordinære generalforsamling.	10.1 The Company shall be managed by a Board of Directors of 3-5 members elected at the General Meeting, the term being the period until the next ordinary General Meeting.

10.2. Bestyrelsen skal ved en forretningsorden træffe nærmere bestemmelse om udførelse af sit hverv.	10.2. The Board must draw up its own rules of procedure.

10.3. Bestyrelsen skal ansætte 1-3 direktører til at varetage den daglige ledelse af selskabets virksomhed.	10.3 The Board of Directors shall appoint 1-3 registered managers in charge of the day-to-day operations of the Company.

10.4. I tilfælde af, at der ansættes flere direktører, ansættes én af dem som administrerende direktør.	10.4. When more than one manager is appointed, one of them shall be the General Manager.

11. Tegningsregel	11. Authority to Bind the Company

11.1. Selskabet tegnes af den samlede bestyrelse, af to bestyrelsesmedlemmmer i forening eller af en direktør.	11.1. The company is bound by the joint signature of all members of the Board of Directors or by the joint signature of two members of the Board of Directors or by a Manager.

12. Revision	12. Auditing

12.1. Selskabets regnskaber revideres af én eller to statsautoriserede eller registrerede revisorer, der vælges af den ordinære generalforsamling for et år ad gangen. Genvalg kan finde sted.	12.1. The auditing of the Company’s accounts shall be carried out by one or two chartered accountant(s) or registered accountant(s) elected by the General Meeting for one year at a time. Re-election may be made.

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13. Regnskabsår	13. Accounting Year
13.1. Selskabets regnskabsår skal være kalenderåret. Første regnskabsar løber fra den 5. oktober 1998 til den 31. december 1999.	13.1. The accounting year of the Company shall be kalenderåret. The first accounting year runs from 5 October 1998 to 31 December 1999.

13.2. Årsregnskabet skal givet et retvisende billede af selskabets aktiver og passiver, dets økonomiske stilling samt resultat, jvf. Årsregnskabsloven.	13.2. The annual accounts shall give a true and fair view of company assets and liabilities, of its financial position, and of profit and loss, cf. the Danish Companies Accounts Act.

**********	**********

Ovenstående vedtægter er blevet vedtaget på den ekstraordinære generalforsamling den 22. januar 1999. Vedtægterne er ændret på de ekstraordinære generalforsamlinger afholdt den 28. april 2000, 29. juni 2000, 22. december 2000, 21. juni 2001, 31. december 2004 og 5. december 2005.	The above Articles of Association have been adopted at the Extraordinary General Meeting held on 22 January 1999. The Articles of Association have been amended at the Extraordinary General Meetings held 28 April 2000, 23 June 2000, 22 December 2000, 21 June 2001, 31 December 2004 and 5 December 2005.

Hans Abildstrøm, attorney

DLA Nordic, Ved Stranden 18, DK-1012 Copenhagen K

5

VEDTÆGTER	ARTICLES OF ASSOCIATION

1. Navn	1. Name
1.1. Selskabets navn er Global Crossing PEC Danmark ApS.	1.1. The name of the Company is Global Crossing PEC Danmark ApS.

1.2. Selskabets binavne er GC Pan European Crossing Danmark ApS og Global Crossing Danmark ApS.	1.2. The secondary names of the Company are GC Pan European Crossing Danmark ApS and Global Crossing Danmark ApS.

2. Hjemsted	2. Registered Office

2.1. Selskabets hjemsted er i Gladsaxe kommune.	2.1. The registered office of the Company shall be in the municipality of Gladsaxe.

3. Formål	3. Objects

3.1. Selskabets formål er konstruktion samt drift af telekommunikations netværk og installationer samt udførelse af telekommunikations tjenester i Danmark samt hermed beslægtet virksomhed.	3.1. The Objects of the Company are the construction and operation of telecommunication networks and installations and the provision of telecommunications services in Denmark and related business.

4. Selskabets kapital	4. The Company’s Share Capital

4.1. Selskabets indskudskapital udgør kr. 310.000,00 fordelt på anparter à kr. 100 eller multipla heraf.	4.1. The share capital of the Company equals DKK 310,000.00 divided into shares of DKK 100 each or any multiple hereof.

4.2. Indskudskapitalen er fuldt indbetalt.	4.2. The share capital has been fully paid-up.

4.3. Ved udvidelse af indskudskapitalen skal selskabets anpartshavere have ret til forholdsmæssig tegning af de nye anparter, medmindre generalforsamlingen ved særlig beslutning træffer anden bestemmelse.	4.3. In the event of an increase of the share capital, the Company’s shareholders shall be entitled to subscribe to the new shares in proportion to their shareholdings unless the General meeting decides otherwise by a special resolution.

5. Selskabets anparter	5. The Company’s Shares

5.1. Selskabets anpartshavere noteres i selskabets fortegnelse over anpartshavere.	5.1. The shareholders of the Company shall be recorded in the Company’s register of shareholders.

6. Generalforsamlingen, kompetence, sted og indkaldelse	6. General Meeting of Shareholders, Authority, Place and Notice
6.1. Generalforsamlingen har den højeste myndighed i alle selskabets anliggender inden for de i lovgivningen og nærværende vedtægter fastsatte grænser.	6.1. Within the limits set by law and by these Articles of Association the General Meeting of Shareholders has the supreme authority in all matters relating to the Company.

6.2. Selskabets generalforsamlinger skal afholdes på selskabets hjemsted eller i København. Den ordinære generalforsamling skal afholdes hvert år inden 5 måneder efter regnskabsårets udløb.	6.2. The General Meetings shall be held at the registered office of the Company or in Copenhagen. The ordinary General Meeting shall be held each year not later than 5 months after the end of the accounting year.

6.3. Ekstraordinære generalforsamlinger skal afholdes, når bestyrelsen eller revisor finder det hensigtsmæssigt. Ekstraordinære generalforsamlinger skal indkaldes inden 14 dage, når det til behandling af et bestemt angivet emne skriftligt forlanges af anpartshavere, der ejer mindst 1/10 af anpartskapitalen.	6.3. Extraordinary General Meetings shall be held when found appropriate by the Board of Directors or by the auditor. Extraordinary General Meetings shall be convened within 14 days after having been requested in writing by shareholders representing at least 10 per cent of the share capital for the purpose of dealing with one or more specific matters.

6.4. Generalforsamlinger indkaldes af bestyrelsen med mindst 8 dages og højst 4 ugers varsel ved almindeligt brev eller telefax til hver enkelt anpartshaver.	6.4. General Meetings shall be convened by Board of Directors with not less than 8 days’ notice and not more than 4 weeks’ notice by letter or telefax to each individual shareholder.

6.5. Forslag fra anpartshaverne til behandling på generalforsamlingen må skriftligt være indgivet til bestyrelsen i så god tid, at emnet kan optages på dagsordenen.	6.5. Proposals from the shareholders shall be submitted in writing to the Board of Directors in time to permit such proposals to be included in the agenda of the General Meeting.

7. Generalforsamlingen, dagsorden	7. General Meeting of Shareholders, Agenda

7.1. Senest 8 dage før generalforsamlingen skal dagsordenen og de fuldstændige forslag, der skal fremlægges for generalforsamlingen, og for den ordinære generalforsamlings vedkommende tillige årsregnskab med revisionspåtegning samt årsberetning og eventuelt koncernregnskab fremlægges på selskabets kontor til eftersyn for anpartshaverne. Det nævnte materiale tilsendes enhver noteret anpartshaver.	7.1. Not later than 8 days before the General Meeting the following shall be made available at the Company’s office for the inspection of the shareholders: The agenda and the complete proposals to be presented to the General Meeting, and in case of the ordinary General Meeting also the annual accounts endorsed by auditor, the annual report and consolidated accounts, if any, for adoption. The said material shall be sent to each registered shareholder.

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7.2. På den ordinære generalforsamling skal dagsordenen være følgende:	7.2. At the ordinary General Meeting the following business shall be transacted:
1. Bestyrelsens beretning om selskabets virksomhed i det forløbne år.	1. Report of the Board of Directors on the Company’s activities during the past year.

2. Fremlæggelse af årsregnskab og eventuelt koncernregnskab med revisionspåtegning til godkendelse samt årsberetning.	2. Presentation of the annual accounts and consolidated accounts, if any, endorsed by auditor for approval and annual report.

3. Beslutning om anvendelse af overskud eller dækning af tab i henhold til det godkendte årsregnskab.	3. Decision as to the appropriation of profit or settlement of loss according to the adopted annual accounts.

4. Valg af bestyrelse.	4. Election of members to the Board of Directors.

5. Valg af revisor.	5. Election of auditor.

6. Eventuelle forslag fra bestyrelsen og/eller anpartshaverne.	6. Proposals from the Board of Directors and/or the shareholders, if any.

8. Generalforsamlingen, stemmeret	8. General Meeting of Shareholders, Voting Right

8.1. Hver anpart på kr. 100 giver én stemme. Hver af anpartshaverne er berettiget til at deltage i generalforsamlingen personligt, sammen med en rådgiver eller ved fuldmægtig, som kan udøve stemmeret på hans vegne mod forevisning af skriftlig og dateret fuldmagt, givet for ikke mere end et år.	8.1. Each share of DKK 100 entitles the holder to one vote. Each shareholder is entitled to attend the General Meeting personally, together with an advisor, or by proxy who may exercise the right to vote on behalf of the shareholder if he can produce a written and dated power of attorney, valid for not more than one year.

9. Generalforsamlingen, dirigent, beslutninger og protokol	9. General Meeting of Shareholders, Chairman, Resolutions and Minute-book

9.1. Generalforsamlingen vælger ved simpelt flertal en dirigent, der leder forhandlingerne og afgør alle spørgsmål vedrørende sagernes behandling og stemmeafgivning.	9.1. By simple majority of votes the General Meeting elects a chairman of the meeting to direct the discussions and to decide all questions regarding the procedure of the discussions and the voting.

9.2. På generalforsamlingen træffes alle beslutninger ved simpelt flertal, bortset fra de tilfælde, hvor Anpartsselskabsloven kræver kvalificeret flertal.	9.2. All resolutions at the General Meeting shall be adopted by simple majority of votes unless special majority of votes is required by the Private Companies Act.

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9.3. Over forhandlingerne på generalforsamlingen skal der føres en protokol, der underskrives af dirigenten.	9.3. A brief account of the proceedings at the General Meeting shall be entered into a minute-book and signed by the chairman of the meeting.
9.4. Beslutninger kan træffes uden afholdelse af generalforsamling eller uden iagttagelse af reglerne om fremgangsmåden ved afholdelse af generalforsamling, såfremt samtlige anpartshavere er enige herom. Alle beslutninger skal dog indføres i selskabets forhandlingsprotokol.	9.4. Resolutions may be adopted without holding of a General Meeting or without observing the rules of procedure in the holding of a General Meeting, if all shareholders agree hereto. However, all resolutions shall be entered into the Company’s minute-book.

10. Bestyrelse og direktion	10. Board of Directors and Management

10.1. Selskabet ledes af en bestyrelse på 3-5 medlemmer valgt af generalforsamlingen for tiden indtil næste ordinære generalforsamling.	10.1 The Company shall be managed by a Board of Directors of 3-5 members elected at the General Meeting, the term being the period until the next ordinary General Meeting.

10.2. Bestyrelsen skal ved en forretningsorden træffe nærmere bestemmelse om udførelse af sit hverv.	10.2. The Board must draw up its own rules of procedure.

10.3. Bestyrelsen skal ansætte 1-3 direktører til at varetage den daglige ledelse af selskabets virksomhed.	10.3. The Board of Directors shall appoint 1-3 registered managers in charge of the day-to-day operations of the Company.

10.4. I tilfælde af, at der ansættes flere direktører, ansættes én af dem som administrerende direktør.	10.4. When more than one manager is appointed, one of them shall be the General Manager.

11. Tegningsregel	11. Authority to Bind the Company

11.1. Selskabet tegnes af den samlede bestyrelse, af to bestyrelsesmedlemmmer i forening eller af en direktør.	11.1. The company is bound by the joint signature of all members of the Board of Directors or by the joint signature of two members of the Board of Directors or by a Manager.

12. Revision	12. Auditing

12.1. Selskabets regnskaber revideres af én eller to statsautoriserede eller registrerede revisorer, der vælges af den ordinære generalforsamling for et år ad gangen. Genvalg kan finde sted.	12.1. The auditing of the Company’s accounts shall be carried out by one or two chartered accountant(s) or registered accountant(s) elected by the General Meeting for one year at a time. Re-election may be made.

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13. Regnskabsar	13. Accounting Year
13.1. Selskabets regnskabsår skal være kalenderåret. Første regnskabsår løber fra den 5. oktober 1998 til den 31. december 1999.	13.1. The accounting year of the Company shall be kalenderåret. The first accounting year runs from 5 October 1998 to 31 December 1999.

13.2. Årsregnskabet skal givet et retvisende billede af selskabets aktiver og passiver, dets økonomiske stilling samt resultat, jvf. Årsregnskabsloven.	13.2. The annual accounts shall give a true and fair view of company assets and liabilities, of its financial position, and of profit and loss, cf. the Danish Companies Accounts Act.

**********	**********

Ovenstående vedtægter er blevet vedtaget på den ekstraordinære generalforsamling den 22. januar 1999. Vedtægterne er ændret på de ekstraordinære generalforsamlinger afholdt den 28. april 2000, 29. juni 2000, 22. december 2000, 21. juni 2001, 31. december 2004, 5. december 2005 og 2. maj 2006.	The above Articles of Association have been adopted at the Extraordinary General Meeting held on 22 January 1999. The Articles of Association have been amended at the Extraordinary General Meetings held 28 April 2000, 23 June 2000, 22 December 2000, 21 June 2001, 31 December 2004, 5 December 2005 and 2 May 2006.

Hans Abildstrøm, attorney

DLA Nordic, Ved Stranden 18, DK-1012 Copenhagen K

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